Inventories	12 Months Ended
Dec. 31, 2010
Inventories
Inventories

7.     Inventories

Inventories (principally using the LIFO method) are comprised of the following:

	December 31,
(Millions of dollars)	2010	2009	2008
Raw materials	$2,766	$1,979	$2,678
Work-in-process	1,483	656	1,508
Finished goods	5,098	3,465	4,316
Supplies	240	260	279
Total inventories	$9,587	$6,360	$8,781

We had long-term material purchase obligations of approximately $927 million at December 31, 2010.

During 2009 inventory quantities were reduced.  This reduction resulted in a liquidation of LIFO inventory layers carried at lower costs prevailing in prior years as compared with current costs.  In 2009, the effect of this reduction of inventory decreased Cost of goods sold in Statement 1 by approximately $300 million and increased Profit by approximately $240 million or $0.39 per share.  There were no significant LIFO liquidations during 2010 or 2008.